Loss Sharing Agreements and FDIC Loss Share Receivable	12 Months Ended
Dec. 31, 2013
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Loss Sharing Agreements and FDIC Loss Share Receivable

NOTE 8 – LOSS SHARING AGREEMENTS AND FDIC LOSS SHARE RECEIVABLE

Loss Sharing Agreements

In 2009, the Company acquired substantially all of the assets and liabilities of CSB, and certain assets, deposits, and other liabilities of Orion and Century. In 2010, the Company acquired certain assets, deposits, and other liabilities of Sterling. Excluding consumer loans acquired from Sterling, the loans and foreclosed real estate that were acquired in these transactions are covered by loss share agreements between the FDIC and IBERIABANK, which afford IBERIABANK loss protection.

During the reimbursable loss periods, the FDIC will cover 80% of covered loan and foreclosed real estate losses up to certain thresholds for all four acquisitions, and 95% of losses that exceed contractual thresholds for CSB, Orion, and Century. The CSB reimbursable loss period ends during the third quarter of 2014 for all covered assets excluding single family residential assets and during the third quarter of 2019 for single family residential loans. The Century and Orion reimbursable loss periods end during the fourth quarter of 2014 for all covered assets excluding single family residential assets and during the fourth quarter of 2019 for single family residential assets. The Sterling reimbursable loss period ends during the third quarter of 2015 for all covered assets excluding single family residential assets and during the third quarter of 2020 for single family residential assets.

In addition, all covered assets excluding single family residential assets have a three year recovery period, which begins upon expiration of the reimbursable loss period. During the recovery periods, the Company must reimburse the FDIC for its share of any recovered losses, net of certain expenses, consistent with the covered loss reimbursement rates in effect during the recovery periods.

The Orion, Century, and Sterling loss share agreements include “clawback” provisions. The clawback provisions require the Company to make payments to the FDIC to the extent that specified cumulative loss floors are not incurred. Of the three loss share agreements that contain clawback provisions, cumulative losses under all of these agreements have exceeded the cumulative loss floors that would trigger a clawback payment. However, the sum of the historical and remaining projected losses and recoveries under one agreement is less than the clawback threshold stated in that agreement. The Company has recorded a liability of $797,000 at December 31, 2013 to reserve for the amount of consideration due to the FDIC based on projected net losses. Improvement in the performance of covered assets in excess of current expectations, particularly in regard to improvements in recoveries and/or reduced losses, through expiration of the recovery periods could result in reduced levels of cumulative losses that trigger the clawback provisions within any or all of the applicable loss share agreements.

FDIC loss share receivable

The Company recorded indemnification assets in the form of FDIC loss share receivables as of the acquisition date of each of the four banks covered by loss share agreements. At acquisition, the indemnification assets represented the fair value of the expected cash flows to be received from the FDIC under the loss share agreements. Subsequent to acquisition, the FDIC loss share receivables are updated to reflect changes in actual and expected amounts collectible adjusted for amortization. Note 1 to these consolidated financial statements provides additional information regarding the Company’s FDIC loss share receivable accounting policy and basis of presentation.

The following is a summary of FDIC loss share receivables year-to-date activity:

	December 31,
(Dollars in thousands)	2013	2012
Balance at beginning of period	$423,069	$591,844
Change due to (reversal of) loan loss provision recorded on FDIC covered loans	(56,085)	84,085
Amortization	(97,849)	(118,100)
Submission of reimbursable losses to the FDIC	(52,586)	(123,986)
Impairment	(31,813)	—
Changes due to a change in cash flow assumptions on OREO and other changes	(22,424)	(10,774)

Balance at end of period	$162,312	$423,069

FDIC loss share receivables collectability assessment

The Company assesses the FDIC loss share receivables for collectability on a quarterly basis. Note 1 provides a description of the Company’s policy for assessing the FDIC loss share receivables for collectability. Based on the collectability analysis completed for the year ended December 31, 2013, the Company concluded that the $162,312,000 FDIC loss share receivable is fully collectible as of December 31, 2013. See below for discussion of the impairment charge recognized in 2013.

Impairment of FDIC loss share receivables

Based on improving economic trends, their impact on the amount and timing of expected future cash flows, and delays in the foreclosure process, during the loss share receivable collectability assessment completed for the three-months ended March 31, 2013, the Company concluded that certain expected losses were probable of not being collected from either the FDIC or the customer because such projected losses were no longer expected to occur or were expected to occur beyond the reimbursable loss periods specified within the loss share agreements.

On April 10, 2013, the Audit Committee and the Board of Directors concluded that an impairment charge was required under generally accepted accounting principles applicable to the Company and should be recognized in the Company’s consolidated financial statements during the three-month period ended March 31, 2013. Therefore, the Company recognized a valuation allowance against the indemnification assets in the amount of $31,813,000 through a charge to net income.